Exhibit 10.10

Debt Settlement Agreement

(English Translation)

Party A: FuXin HengRui Technology Co., Ltd.

Party B: FuXin DongFang Glass Co., Ltd. [Fang, please make sure the names of the parties are consistent with the names in other documents]

This Debt Settlement Agreement ("Agreement") is entered into as of June 30, 2006, by and between FuXin HengRui Technology Co., Ltd.  (the "Debtor"), and FuXin DongFang Glass Co., Ltd .(the “Creditor”).

WHEREAS, the Debtor owes RMB  11,948,770.25 to the Creditor (the “Debt”).  Both parties mutually agreed to settle the Debt as follows:

The Debtor agrees to transfer the  properties listed in the Appendix I of this Agreement without charge to the Creditor.  The Creditor agrees hereby to release and remise any claims against the Debt.

This Agreement may be executed in four copies and each party holds two copies, each of which when so executed and stamped by both parties’ official seals shall be deemed effective.

Party A: FuXin HengRui Technology Co., Ltd.

(Seal of Party A)

Party B: FuXin DongFang Glass Co., Ltd.

(Seal of Party B)

June 30 th, 2006